Contract liabilities (Tables)	12 Months Ended
Dec. 31, 2023
Contract liabilities
Schedule of Contract liabilities

(In thousands)	December 31, 2022	December 31, 2023
Contract liabilities (note a)
Membership subscription	37,721	35,969
Live streaming	969	830
Others	1,153	422
Total	39,843	37,221
Less: non-current portion (note b)	(876)	(846)
Contract liabilities, current portion	38,967	36,375

Notes:

(a)	Contract liabilities were related to unsatisfied performance obligations at the end of the year. Due to the generally short-term duration of the contracts, the majority of the performance obligations are satisfied in the following period. The amount of revenue recognized that was included in contract liabilities balance at the beginning of the year was USD35,380,000 and USD38,016,000 for the years ended December 31, 2022 and 2023, respectively.
(b)	As of December 31, 2022 and 2023, the non-current portion consists of membership subscription of USD876,000 and USD846,000, respectively.